Equinox Chesapeake Strategy Fund

SUMMARY PROSPECTUS | FEBRUARY 1, 2013, AS AMENDED APRIL 1, 2013

SHARE CLASS:	I

TICKER SYMBOL:	EQCHX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.equinoxasp.com/documents. You can also get this information at no cost by calling (888) 643-3431 or by sending an e-mail request to invest@equinoxfundmanagement.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus dated February 1, 2013 and statement of additional information dated February 1, 2013 each as may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE:

The Equinox Chesapeake Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	None	(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees (2)	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (3)	0.78%
Acquired Fund Fees and Expenses (4)	0.07%

Total Annual Fund Operating Expenses (4)(5)	1.60%

Fee Waiver and/or Expense Reimbursement (5)	(0.43)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (4)(5)	1.17%

(1)	The Fund’s transfer agent charges a $15.00 fee for each wire redemption.

(2)	“Management Fees” include a management fee paid to Equinox Fund Management, LLC (the “Adviser”) by the Subsidiary (as defined herein) at the annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.

(3)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year. This item does not include management fees paid by the Subsidiary to the Adviser, which are included in “Management fees” in the table above. To the extent applicable, “Other Expenses” include estimated expenses of the Fund's consolidated wholly-owned subsidiary (“Subsidiary”), and any consolidated trading companies in which the Subsidiary may invest. Trading companies in which the Subsidiary may invest may pay management fees and/or incentive fees to the commodity trading advisor or “CTA” with whom the trading company contracts. The Fund indirectly bears the fees and expenses of the Subsidiary and consolidated trading companies in the form of reduced returns on its investments. The Adviser anticipates that any investment in the Chesapeake Program (as defined below) will be subject to (i) management fees of up to 2.0% of notional exposure, and (ii) performance-based incentive fees of up to 30.0% of new high net trading profits. The Subsidiary and any trading company are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees. Actual fees and expenses may vary from year to year, including depending on the trading companies’ profits and amount of assets allocated to each trading company. Positive performance of a trading company will have the effect of increasing the trading companies fees and expenses to the extent that the relevant CTA earns performance fees. “Other Expenses” does not include direct costs associated with any over-the-counter derivatives that provide the Fund with exposure to the Chesapeake Program, which is the primary manner in which the Fund intends to gain exposure to the Chesapeake Program. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the Chesapeake Program referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. The Fund does not anticipate that it will pay fees to derivative counterparties in the fiscal year 2013 in excess of 0.50% (annualized) of the notional exposure to Managed Futures Programs provided by the relevant derivative instrument.

(4)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include “Acquired Fund Fees and Expenses.” “Acquired Fund Fees and Expenses” do not include fees and expenses associated with the Fund’s investments in its Subsidiary or in any trading company. “Acquired Fund Fees and Expenses” are based on estimated amounts for the Fund’s current fiscal year.

(5)	The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” (v) any expenses of the Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 1.10% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least January 31, 2014. This agreement may be terminated only by the Fund's Board of Trustees on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. The amount of the fee waiver/expense reimbursement shown is an estimate based on expenses estimated for this fiscal year.

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Expense Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$119	$463

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in “Annual Fund Operating Expenses” in the table above or in the Example) affect the Fund’s performance. For the fiscal period April 19, 2012 through September 30, 2012 the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:

Please refer to the section entitled “Key Terms” below for additional information on highlighted terms.

The Fund pursues its investment objective by making a combination of investments either (i) directly in an actively managed fixed-income portfolio or (ii) indirectly through its wholly-owned subsidiary (the “Subsidiary”) investing in(i) trading companies that employ the managed futures program of Chesapeake Capital Corporation (“Chesapeake”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission and/or derivative instruments such as swap agreements that provide exposure to the managed futures program of Chesapeake (the “Chesapeake Program”). The Chesapeake Program is a long-term trend following program that utilizes trading systems across a broadly diversified set of markets with a systematic investment approach, focusing on capital preservation while attempting to provide positive annual returns. The Chesapeake Program analyzes markets, including price movement, market volatility, open interest, and volume, as a means of predicting market opportunity and discovering any repeating patterns in past historical prices. The scope of markets that may be accessed by the Chesapeake Program includes stock indices, single stock futures, interest rates, currencies, and commodities.

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Derivative Instruments:    As a principal investment strategy, the Fund or the Subsidiary will either (i) invest in one or more trading companies that use a variety of derivative instruments including swap agreements, exchange-traded futures and option contracts and forward contracts to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk; (ii) enter into swap agreements to join exposure to Chesapeake Program; or (ii) invest in some combination of (i) and (ii). In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. A trading company may take a long or short position in such market. The Fund or its Subsidiary may also invest in a variety of derivative instruments.

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Fixed-Income Securities:    The Fund will also invest in fixed income securities in order to seek income, for liquidity purposes, and to serve as margin or collateral for the derivatives positions of the Fund or the Subsidiary to the extent necessary. The Fund may invest in a variety of investment grade fixed income securities, including, without limitation, corporate bonds and other corporate debt securities and securities issued by the U.S. government or its agencies and instrumentalities and money market mutual fund shares. The Fund also may seek to obtain market exposure to fixed income securities by entering into a series of purchase and sale contracts. The Fund defines investment grade securities as those that are rated, at the time of purchase, as BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization. The Fund may invest in fixed income securities of any duration. The Fund may also invest, to the extent permitted by the 1940 Act and rules under it, in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes.

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Subsidiary:    Investments in the Subsidiary, which has the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to futures contracts and commodities in a manner consistent with the limitations and requirements of the Internal Revenue Code of 1986, as amended (the “Code”) that apply to the Fund which limit the amount of income the Fund may receive from certain sources. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

KEY TERMS

A Managed Futures Program generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies. A managed futures program may use one or a combination of trading strategies, including those described below.

A futures contract’s Open Interest is the total number of the contracts long or short in a delivery month or market that has been entered into and not yet liquidated by an offsetting transaction or fulfilled by delivery.

Systematic Trading is a trading strategy that employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made; generally with little or no human intervention once a mathematical formula has been entered.

Technical Analysis is a method of evaluating an investment opportunity by using charts or computer programs to identify patterns in market data, such as price change, rates of change, and changes in volume of trading, open interest and other statistical indicators, in order to project the direction that a market or the price of an investment will move. Technical analysis does not take into account fundamental market factors, such as supply and demand.

A Trading Company is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

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The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its investment in the Subsidiary), and the Fund’s assets will consist principally of securities. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund's investment objective.

Principal Investment Risks:    As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund. Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

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Chesapeake Program Strategy Risk.    The profitability of any Fund investment in the Chesapeake Program depends primarily on the ability of Chesapeake to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

•	changes in interest rates;

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	natural disasters, such as hurricanes;

•	changing supply and demand relationships;

•	changes in balances of payments and trade;

•	U.S. and international rates of inflation and deflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events; and

•	changes in philosophies and emotions of various market participants.

The Chesapeake Program may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, associated with the Chesapeake Program through reduced returns.

The successful use of forward and futures contracts draws upon Chesapeake’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

•	Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes;

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the imperfect correlation between the change in market value of the instruments held by a trading company and the price of the forward or futures contract; and the market value of the underlying instrument of reference assets with respect to such contracts;

•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

•	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

•	losses caused by unanticipated market movements, which are potentially unlimited;

•	Chesapeake’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

•	the possibility that the counterparty will default in the performance of its obligations; and

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if the Fund or any trading company has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Chesapeake Program (and indirectly the Fund through its investment exposure to the Chesapeake Program) will have the potential for greater losses, as well as the potential for greater gains, than if the Chesapeake Program did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Chesapeake Program’s exposure to an asset class and may cause the value of the trading company’s securities or related derivatives instruments to be volatile. Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the Chesapeake Program.

There is no assurance that the Fund’s investment in a derivative instrument or trading company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

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Commodities Risk.    Exposure to the commodities markets (including financial futures markets) may subject the Fund through its investment in the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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Derivatives Risk.    Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage/Volatility Risk” below. The primary types of derivatives in which the Fund, its Subsidiary or a trading company invest in are swap agreements, futures contracts and forward contracts. Futures contracts, forward contracts and swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts, forward contracts and swap agreements depend largely upon price movements in the underlying instrument or

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reference asset, there are additional risks associated with futures contracts, forward contracts and swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts, forward contracts or swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements, futures contracts and options and forward contracts.

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Fixed-Income Risk.    Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully below, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

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Counterparty Risk.    Many of the derivative contracts entered into by the Fund, the Subsidiary or a trading company will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a trading company, the Fund, the Subsidiary or trading company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a trading company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

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Credit Risk.    Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default.

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Currency Risk.    The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Emerging Market Risk.    The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

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Foreign Market Risk.    As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

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General Market Risk.    The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

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Government Intervention and Regulatory Changes.    The recent instability in financial markets has led the government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

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In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the Chesapeake Program or other managed futures programs in which trading companies invest, and as a result, the Fund, may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

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In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions from CFTC regulations that were available to the Fund and its Subsidiary. Effective January 1, 2013, the Fund and its Subsidiary are subject to CFTC regulations because of these changes. At the time of the CFTC’s adoption of the rule amendments, Equinox was (and continues to be) registered as a commodity pool operator and, accordingly, is subject to CFTC regulations. The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain. CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. The effects of these regulatory changes could increase Fund expenses, reduce investment returns or limit the Fund’s ability to implement its investment strategy.

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High Indirect Fees and Expenses.    Your cost of investing in the Fund may be higher than the cost of investing in other mutual funds that invest directly in the types of instruments traded by the Chesapeake Program. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by a trading company, including management fees and performance-based fees associated with the Chesapeake Program, commodity brokerage commissions and operating expenses. Further, any investment in the Chesapeake Program is expected to be subject to management and performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the Chesapeake Program and not the actual cash invested.

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Leverage/Volatility Risk.    The use of leverage by the Fund (or trading companies in which the Fund invests) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or

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decrease in the value of the Fund’s portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s (or the relevant trading companies’) trading positions suddenly turn unprofitable.

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The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

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Liquidity Risk.    The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

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Management Risk.    The Adviser’s judgments about the attractiveness, value and potential positive or negative performance of the Chesapeake Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

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Non-Diversification Risk.    The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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OTC Trading Risk.    Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Performance Fees.    The performance-based fees indirectly paid to Chesapeake may create an incentive for Chesapeake to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. In addition, because performance-based fees will generally be calculated on a basis that includes unrealized trading profits of the Chesapeake Program, the fee may be greater than if it were based solely on realized gains. Positive performance of the Fund’s investments in the Chesapeake Program is expected to result in performance-based compensation being paid to Chesapeake, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly basis (and, in some cases, upon a withdrawal of capital from a Trading Company), it is possible that a CTA could earn a performance fee in a year in which its overall performance for the whole year was negative.

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Portfolio Turnover Risk.    The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

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Regulatory risk.    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund, its Subsidiary or a trading company, or that could adversely impact the Fund’s performance.

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Subsidiary Risk.    The Subsidiary will not be registered under the Investment Company Act of 1940, as amended ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Performance:    The Fund’s performance information is shown only when the Fund has had a full calendar year of operations. In the future, performance information will be presented in this section of this Prospectus. Shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:    Equinox Fund Management, LLC

PORTFOLIO MANAGERS:

Richard Bornhoft, Chief Investment Officer of the Adviser, Ajay Dravid, Managing Director of Portfolio Strategy for the Adviser and Rufus Rankin, Director of Portfolio Management for the Adviser, have been on the Fund’s portfolio management team since its inception. Sue Osborne and Afroz Qadeer, members of the Adviser’s portfolio management team, each joined the Fund’s portfolio management team on April 1, 2013.

Purchase and Sale of Fund Shares:    The minimum initial investment in Class I Shares of the Fund is $25,000, with no minimum subsequent investment. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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